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                                                       Exhibit No. EX-99.g.1.bb

                                   AMENDMENT

                               [JPMORGAN LOGO]


JPMORGAN CHASE BANK
4 New York Plaza
New York, NY   10004

November __, 2005

UBS Relationship Funds
One North Wacker Drive
Chicago, IL  60606

     RE: AMENDMENT TO THE MULTIPLE SERVICES AGREEMENT SECURITIES LENDING AUTHORIZATION DATED JULY 15, 1997 - ADDITION OF SERIES ON SCHEDULE A

Dear Sirs:

We refer to the Amendment to the Multiple Services Agreement Securities Lending Authorization dated July 15, 1997 (the "Securities Lending Authorization") between JPMorgan Chase Bank (the "Custodian"), as successor to the Morgan Stanley Trust Company, and UBS Relationship Funds (the "Client"). The parties hereby agree as follows:

     1.  Schedule A is replaced in its entirety with Schedule A attached hereto.

The Multiple Services Agreement, as amended by this letter amendment, shall continue in full force and effect.

Please evidence your acceptance of the terms of this letter by signing below and returning one copy to Brian Fitzgerald, J.P. Morgan Investor Services Co., 73 Tremont St., Boston, MA 02108.

                                        Very truly yours,

                                        JPMORGAN CHASE BANK

                                        By:
                                           --------------------------
                                        Name:
                                        Title:

Accepted and Agreed:

UBS RELATIONSHIP FUNDS

By:
   ----------------------------
Name:
Title:

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                                   SCHEDULE A

                                                                MAXIMUM PERMISSIBLE           MAXIMUM PERMISSIBLE
                                                                  LOAN PERCENTAGE -              LOAN PERCENTAGE -
ACCOUNT                                                               TOTAL FUND                   SINGLE ISSUE
-------                                                         -------------------           -------------------
UBS RELATIONSHIP FUNDS

UBS Global Securities Relationship Fund                         33 1/3% of total assets

UBS U.S. Large-Cap Equity Value                                 33 1/3% of total assets
  Relationship Fund

UBS Global Aggregate Bond Relationship Fund                     33 1/3% of total assets

UBS U.S. Cash Management Prime Relationship Fund                33 1/3% of total assets

UBS U.S. Core Plus Relationship Fund                            33 1/3% of total assets

UBS U.S. Large Cap Equity Relationship Fund                     33 1/3% of total assets

UBS Large-Cap Select Equity Relationship Fund                   33 1/3% of total assets

UBS U.S. Intermediate Cap Equity Relationship Fund              33 1/3% of total assets

UBS Small-Cap Equity Relationship Fund                          33 1/3% of total assets

UBS International Equity Relationship Fund                      33 1/3% of total assets

UBS U.S. Bond Relationship Fund                                 33 1/3% of total assets

UBS Short Duration Relationship Fund                            33 1/3% of total assets

UBS Short-Term Relationship Fund                                33 1/3% of total assets

UBS Emerging Markets Equity Relationship Fund                   33 1/3% of total assets

UBS Enhanced Yield Relationship Fund                            33 1/3% of total assets

UBS U.S. Treasury Inflation Protected Securities
   Relationship Fund                                            33 1/3% of total assets

UBS High Yield Relationship Fund                                33 1/3% of total assets

UBS Defensive High Yield Relationship Fund                      33 1/3% of total assets

UBS Emerging Markets Debt Relationship Fund                     33 1/3% of total assets

UBS U.S. Securitized Mortgage Relationship Fund                 33 1/3% of total assets

UBS Opportunistic Emerging Markets Debt Relationship Fund       33 1/3% of total assets

UBS Opportunistic High Yield Relationship Fund                  33 1/3% of total assets

UBS Corporate Bond Relationship Fund                            33 1/3% of total assets

UBS All Country World Ex US Equity Relationship Fund            33 1/3% of total assets

UBS Absolute Return Bond Relationship Fund                      33 1/3% of total assets

UBS Emerging Markets Equity Completion Relationship Fund        33 1/3% of total assets

UBS U.S. Small-Mid Cap Core Relationship Fund                   33 1/3% of total assets

UBS U.S. Small-Mid Cap Growth Equity Relationship Fund          33 1/3% of total assets

UBS U.S. Equity Alpha Relationship Fund                         33 1/3% of total assets

UBS Global Equity Relationship Fund                             _______ of total assets

UBS U.S. Smaller Cap Equity Completion Relationship Fund        _______ of total assets

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
UBS Global ex U.S. Smaller Cap Equity Completion
   Relationship Fund                                            _______ of total assets

UBS U.S. Large Cap Growth Equity Relationship Fund              _______ of total assets

UBS U.S. Large-Cap Select Growth Equity
   Relationship Fund                                            _______ of total assets

* U.S. Equity Securities                                                                             80%

* All other Securities                                                                              100%